UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

CORILLIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 0-29291

Oregon	91-1795219
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3400 NW John Olsen Place Hillsboro, Oregon (Address of principal executive offices)	97124 (Zip Code)

Registrant’s telephone number, including area code: (503) 629-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 30, 2005, the Board of Directors of Corillian Corporation elected Tyree B. Miller to serve as a director and nominated him for election at the 2005 annual shareholders meeting, which will be held on May 9, 2005, to fill the a Class II director seat currently held by Ravi Mohan. Mr. Mohan will continue to serve as a member of our board of directors until Mr. Miller is elected and qualified on that date.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2005

CORILLIAN CORPORATION

By:	/s/ PAUL K. WILDE
Paul K. Wilde
Chief Financial Officer